Exhibit 99.2

TSYS Announces Earnings for 2007
Page 6 of 11
TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three Months Ended
	March 31,
			Percentage
	2007	2006	Change
Revenues
Electronic payment processing services	$230,165	221,061	4.1%
Merchant acquiring services	60,680	63,949	(5.1)
Other services	52,766	44,542	18.5
Revenues before reimbursables	343,611	329,552	4.3
Reimbursable items	85,992	82,738	3.9
Total revenues	429,603	412,290	4.2

Expenses
Salaries & other personnel expense	140,443	121,330	15.8
Net occupancy & equipment expense	66,136	75,350	(12.2)
Other operating expenses	51,353	61,015	(15.8)
Expenses before reimbursable items	257,932	257,695	0.1
Reimbursable items	85,992	82,738	3.9
Total operating expenses	343,924	340,433	1.0

Operating income	85,679	71,857	19.2

Other income:
Interest income	5,488	2,508	118.8
Interest expense	(210)	(44)	nm
Gain on foreign currency translation, net	683	276	147.5
Dividend income	15	-	nm
Other income	5,976	2,740	118.1

Income before income taxes, minority interest
and equity in income of equity investments	91,655	74,597	22.9
Income taxes*	34,892	24,965	39.8
Income before minority interest and equity
in income of equity investments	56,763	49,632	14.4
Minority interest	(350)	(91)	nm
Equity in income of equity investments	860	852	0.9

Net income	$57,273	50,393	13.7%

Basic earnings per share	$0.29	0.26	14.0%

Diluted earnings per share	$0.29	0.26	13.9%

Dividend declared per share	$0.07	0.06

Average common shares outstanding	196,487	197,086

Average common and common
equivalent shares outstanding	196,938	197,326

* Includes $2.3 million of additional expense in 1st Quarter 2007 related to the recoverability of certain income tax credits.
nm = not meaningful
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TSYS Announces Earnings for 2007

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2007				Three Months Ended March 31, 2006
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$240,969	52,963	54,818	348,750	244,443	30,713	58,862	334,018
Intersegment revenues	(4,781)	(223)	(135)	(5,139)	(4,434)	-	(32)	(4,466)
Revenues before reimbursables
from external customers	$236,188	52,740	54,683	343,611	240,009	30,713	58,830	329,552
Total revenues	$314,458	55,400	66,884	436,742	312,830	36,246	70,332	419,408
Intersegment revenues	(6,781)	(223)	(135)	(7,139)	(7,086)	-	(32)	(7,118)
Revenues from external customers	$307,677	55,177	66,749	429,603	305,744	36,246	70,300	412,290
Depreciation and amortization	$25,967	5,800	6,830	38,597	31,910	3,978	7,273	43,161
Intersegment expenses	$3,407	(3,239)	(7,302)	(7,134)	8,690	(7,575)	(8,219)	(7,104)
Segment operating income	$61,587	12,129	11,963	85,679	60,966	879	10,012	71,857
Income before income taxes, minority interest
and equity income of equity investments	67,693	11,477	12,485	91,655	63,479	728	10,390	74,597
Income tax expense	$26,249	4,172	4,471	34,892	20,471	567	3,927	24,965
Equity in income of equity investments	$-	860	-	860	-	852	-	852
Net Income	$41,563	7,696	8,014	57,273	42,819	1,111	6,463	50,393
Identifiable assets	1,543,651	318,241	218,378	2,080,270
Intersegment eliminations	(415,896)	(1,136)	(129)	(417,161)
Total assets	1,127,755	317,105	218,249	1,663,109

Note:						Revenues from domestic-based services include electronic payment processing services and other services provided from the United
States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.
Revenues from merchant processing services include TSYS Acquiring's merchant acquiring and related services.

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TSYS Announces Earnings for 2007

TSYS
Balance Sheet
(Unaudited)
(In thousands)

	Mar 2007	Dec 2006
Assets
Current assets:
Cash and cash equivalents	$421,711	389,123
Restricted cash	42,643	31,568
Accounts receivable, net	238,892	246,637
Deferred income tax assets	23,306	21,556
Prepaid expenses and other current assets	51,107	55,832
Total current assets	777,659	744,716
Property and equipment, net	275,567	271,321
Computer software, net	204,683	216,450
Contract acquisition costs, net	166,785	167,449
Goodwill, net	141,840	133,337
Equity investments, net	63,721	62,064
Other intangible assets, net	15,525	21,314
Other assets	17,329	17,590
Total assets	$1,663,109	1,634,241

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$30,920	31,589
Accrued salaries and employee benefits	41,486	80,697
Current portion of obligations under capital leases	2,875	3,156
Other current liabilities	192,714	180,345
Total current liabilities	267,995	295,787
Deferred income tax liabilities	74,812	75,019
Notes payable	6,805	-
Obligations under capital leases excluding current portion	3,204	3,625
Other long-term liabilities	35,497	36,221
Total liabilities	388,313	410,652
Minority interest in consolidated subsidiary	6,623	6,229
Shareholders' Equity:
Common stock	19,911	19,868
Additional paid-in capital	75,070	66,677
Treasury stock	(34,547)	(35,233)
Accumulated other comprehensive income	20,533	20,641
Retained earnings	1,187,206	1,145,407
Total shareholders' equity	1,268,173	1,217,360
Total liabilities and shareholders' equity	$1,663,109	1,634,241

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TSYS Announces Earnings for 2007

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Three Months Ended March 31,
	2007	2006
Cash flows from operating activities:
Net income	$57,273	50,393
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	350	91
Equity in income of equity investments	(860)	(852)
(Gain) loss on currency translation adjustments, net	(683)	(276)
Depreciation and amortization	38,597	43,161
Share-based compensation	3,036	2,267
Impairment of developed software/contract acquisition costs	620	-
Provisions for (recoveries of) bad debt expense and billing
adjustments	(1,239)	567
Charges for transaction processing provisions	(792)	4,161
Deferred income tax (benefit) expense	(1,006)	(5,069)
Loss on disposal of equipment, net	20	92
(Increase) decrease in:
Accounts receivable	9,089	(22,684)
Prepaid expenses, other current assets and other long-term assets	(3,518)	4,405
Increase (decrease) in:
Accounts payable	735	8,718
Accrued salaries and employee benefits	(39,211)	(44,884)
Excess tax benefit from share-based payment arrangements	(2,503)	-
Other current liabilities and other long-term liabilities	6,542	(1,705)
Net cash provided by operating activities	66,450	38,385

Cash flows from investing activities:
Purchases of property and equipment, net	(17,232)	(5,786)
Additions to licensed computer software from vendors	(3,884)	(1,776)
Additions to internally developed computer software	(3,039)	(3,773)
Cash used in acquisitions	(472)	-
Additions to contract acquisition costs	(7,145)	(9,554)
Net cash used in investing activities	(31,772)	(20,889)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	6,805	-
Principal payments on long-term debt borrowings and
capital lease obligations	(562)	(402)
Proceeds from exercise of stock options	3,518	-
Excess tax benefit from share-based payment arrangements	2,503	-
Dividends paid on common stock	(13,783)	(11,837)
Net cash used in financing activities	(1,519)	(12,239)
Effect of exchange rate changes on cash and cash equivalents	(571)	31
Net increase in cash and cash equivalents	32,588	5,288
Cash and cash equivalents at beginning of year	389,123	237,569
Cash and cash equivalents at end of period	$421,711	242,857

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TSYS Announces Earnings for 2007

Geographic Area Data:
The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:

	Three Months Ended March 31,
(dollars in millions):	2007	%	2006	%	% Chg
United States	$337.7	78.6%	$349.8	84.8%	(3.5)%
Europe	45.9	10.7	32.7	7.9	40.4
Canada	30.0	7.0	22.1	5.4	35.8
Japan	5.3	1.2	3.9	0.9	37.0
Mexico	3.3	0.8	2.5	0.6	30.7
Other	7.4	1.7	1.3	0.4	nm
	$429.6	100.0%	$412.3	100.0%	4.2%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended March 31:

	Three Months Ended March 31,
	Domestic-based support services		International-based support services		Merchant processing services

(dollars in millions):	2007	2006	2007	2006	2007	2006
United States	$271.2	279.8	-	-	66.5	70.0
Europe	0.4	0.3	45.5	32.4	-	-
Canada	29.9	22.0	-	-	0.1	0.1
Japan	-	-	5.3	3.9	-	-
Mexico	3.3	2.5	-	-	-	-
Other	2.9	1.1	4.4	-	0.1	0.2
	$307.7	305.7	55.2	36.3	66.7	70.3

nm = not meaningful

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TSYS Announces Earnings for 2007

Supplemental Information:
		Accounts on File at March 31,
(in millions)		2007	%	2006	%	% Change
Consumer		268.9	63.6%	272.5	61.8%	(1.3)%
Retail	*	52.5	12.4	82.9	18.8	(36.7)
Commercial		32.8	7.8	31.2	7.1	5.2
Government services/EBT		21.5	5.1	19.2	4.4	12.4
Stored Value	*	42.2	10.0	26.7	6.1	57.8
Debit		4.8	1.1	7.9	1.8	(39.0)
		422.7	100.0%	440.4	100.0%	(4.0)%

*Certain accounts previously classified as Retail have been reclassified as Stored Value to conform with the presentation adopted in the second quarter of 2006.

(in millions)	March 31, 2007	March 31, 2006	% Change
YTD Average Accounts on File	418.3	439.3	(4.8)

	Accounts on File at March 31,
(in millions)	2007	%	2006	%	% Change
Domestic	353.5	83.6%	383.5	87.1%	(7.8)%
International	69.2	16.4	56.9	12.9	21.5
	422.7	100.0%	440.4	100.0%	(4.0)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	March 2006 to March 2007	March 2005 to March 2006
Beginning balance	440.4	370.6
Change in accounts on file due to:
Internal growth of existing clients	36.2	44.1
New clients	96.1	39.3
Purges/Sales	(19.2)	(12.3)
Deconversions	(130.8)	(1.3)
Ending balance	422.7	440.4

Number of Employees (FTEs):	2007	2006
At March 31,	6,766	6,579
YTD average for period ended March 31,	6,721	6,641

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